SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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GoAmerica, Inc.
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GOAMERICA, INC.
433 Hackensack Avenue
Hackensack, New Jersey 07601

November 15, 2005

To Our Stockholders:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of GoAmerica, Inc. at 10:00 a.m. local time, on December 13, 2005, at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Those of you who are receiving this document as part of the Annual Meeting package should note that the enclosed copy of our Form 10-K for the year ended December 31, 2004 is being provided as our most recent annual report. Due to the time between the filing of the 10-K and this Proxy Statement, the most current information about our Directors and Executive Officers is contained in this Proxy Statement. Additionally, please note that, unless expressly indicated otherwise, all share amounts of GoAmerica Common Stock reported in this Proxy Statement have been adjusted for all of the reverse stock splits we effected in 2004.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we urge you to have your shares represented by taking a moment to vote by phone, via the Internet or by using the enclosed proxy card, at your earliest convenience. Unless the proxy is validly revoked by you, your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

/s/ Aaron Dobrinsky
Aaron Dobrinsky
Chairman

/s/ Daniel R. Luis
Daniel R. Luis
Chief Executive Officer

GOAMERICA, INC.
433 Hackensack Avenue
Hackensack, New Jersey 07601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 13, 2005

The Annual Meeting of Stockholders (the “Meeting”) of GoAmerica, Inc., a Delaware corporation (the “Company”), will be held at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey on Tuesday, December 13, 2005, at 10:00 a.m. local time, to consider and act upon:

(1) a proposal to elect two Class B directors to serve until the 2008 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) a proposal to approve the Company’s 2005 Equity Compensation Plan; and

(3) such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Holders of common stock of record at the close of business on November 8, 2005 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company’s principal executive offices at 433 Hackensack Avenue, Hackensack, New Jersey for a period of ten days prior to the Meeting as well as on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, KINDLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, OR FOLLOW THE INSTRUCTIONS PROVIDED FOR VOTING BY PHONE OR THE INTERNET. THE PROMPT RETURN OF PROXIES OR VOTE BY PHONE OR THE INTERNET WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. IF YOU ELECT TO VOTE BY PHONE OR THE INTERNET, THE LAST VOTE YOU SUBMIT CHRONOLOGICALLY (BY ANY MEANS) WILL SUPERSEDE YOUR PRIOR VOTE(S). ALSO, IF YOU VOTE BY PHONE OR THE INTERNET, AND LATER DECIDE TO ATTEND THE ANNUAL MEETING, YOU MAY CANCEL YOUR PREVIOUS VOTE AND VOTE IN PERSON AT THE MEETING.

Hackensack, New Jersey	By Order of the Board of Directors

November 15, 2005	/s/ Daniel R. Luis
Daniel R. Luis
Chief Executive Officer

The Company’s 2004 Annual Report on Form 10-K accompanies the Proxy Statement.

GOAMERICA, INC.
433 Hackensack Avenue
Hackensack, New Jersey 07601

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of GoAmerica, Inc. (the “Company”, “GoAmerica”, or “We” and any derivations thereof) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Tuesday, December 13, 2005 (the “Meeting”), at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey at 10:00 a.m. local time, and at any adjournment or adjournments thereof. Holders of record of shares of Common Stock, $0.01 par value (“Common Stock”), as of the close of business on November 8, 2005, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 2,093,451 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Meeting. As of November 8, 2005, there were 100 holders of record and approximately 12,512 beneficial owners of our Common Stock. Please note that, unless expressly indicated otherwise, all share amounts of GoAmerica Common Stock reported in this Proxy Statement have been adjusted for the reverse stock splits we effected in 2004 (collectively, the “Reverse Splits”).

This Proxy Statement, together with the related proxy card, are being mailed to the stockholders of the Company on or about November 15, 2005. The Annual Report of the Company for the year ended December 31, 2004, including financial statements (the “Annual Report”), is being mailed together with this Proxy Statement to all stockholders of record as of November 8, 2005. We have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Proxy Statement and Annual Report so that such record holders are able to supply such materials to beneficial owners as of November 8, 2005. We will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, and any additional materials furnished to stockholders. You may vote by completing and returning the enclosed proxy or by voting in person at the Meeting. In addition, you may be able to vote by phone or via the Internet, as described below.

Whether or not you plan to attend the Meeting, please take the time to vote. Votes may be cast:

▪	by traditional paper proxy card;

▪	by phone;

▪	via the Internet; or

▪	in person at the Meeting.

Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

Voting by Proxy Card. If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted:

▪	FOR Proposal 1, electing the two nominees named herein as Class B directors of the Company;

▪	FOR Proposal 2, approving the Company’s 2005 Equity Compensation Plan; and

▪	In the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

Voting by Phone or via the Internet. If you are a stockholder of record (that is, if your stock is registered with the Company in your own name), you may vote by phone, or through the Internet, by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by phone or the Internet. If so, the voting form your nominee sent you will provide phone and Internet voting instructions. The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the Internet, and later decide to attend the Meeting, you may cancel your previous vote and vote in person at the Meeting.

The deadline for voting by phone or through the Internet as a stockholder of record is 11:59 p.m., EST, on December 12, 2005. For stockholders whose shares are registered in the name of a broker or other nominee, please consult the voting instructions provided by your broker for information about the deadline for voting by phone or through the Internet.

Voting in Person. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

Attendance at the Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the Meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the Meeting for purposes of determining whether a quorum exists.

If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a “broker non-vote” on that matter.

For Proposal 1, nominees for election as Class B directors at the Meeting will be elected by a plurality of the votes of the shares present, in person or by proxy, at the Meeting. Nominees receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker non-votes are not counted as votes cast for purposes of electing directors.

For Proposal 2, approval of the Company's 2005 Equity Compensation Plan will require the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and, therefore, will have no effect on the outcome of the vote to approve the Company’s 2005 Equity Compensation Plan. Abstentions are treated as shares present or represented and entitled to vote and have the same effect as a vote against this proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, two Class B directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2008 and until their successors shall have been elected and qualified.

We currently have seven directors. As set forth in our amended and restated certificate of incorporation, the terms of office of the members of the Board of Directors are divided into three classes: Class A, whose term will expire at the 2007 Annual Meeting of Stockholders; Class B, whose term will expire at the 2005 Annual Meeting of Stockholders; and Class C, whose term will expire at the 2006 Annual Meeting of Stockholders. The current Class A directors are Mark Kristoff and Joseph Korb, the current Class B directors are Daniel Luis and David Lyons, and the current Class C directors are Aaron Dobrinsky, Alan Docter and King Lee. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our by-laws permit the Board of Directors to increase or decrease the size of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control or management of GoAmerica.

It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, “For” the election as Class B directors of the nominees whose names and biographies appear below and “For” approval of the Company’s 2005 Equity Compensation Plan described in Proposal 2. In the event that either of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

The current nominees for election as Class B directors to the Board of Directors are as follows:

Name	Age	Served as a Director Since	Positions with the Company

Daniel R. Luis	39	2003	Chief Executive Officer and Class B Director

David Lyons	56	2004	Class B Director

The principal occupations and business experience for the past five or more years of each nominee is as follows:

Daniel Luis joined our Board of Directors in January 2003 at the time he was elected our Chief Executive Officer. He previously served as our President and Chief Operating Officer from May 2002 until January 2003. Mr. Luis is also President and Chief Executive Officer of Wynd Communications Corp., which became a wholly owned subsidiary of GoAmerica in June 2000. Mr. Luis joined Wynd in 1994 and has held his current positions with Wynd since 1998.

David Lyons joined our Board of Directors in October 2004. Mr. Lyons is currently a principal of Den Corporate Advisors, LLC, a consulting firm focused on business, financing, and merger and acquisition strategies for public and private companies. Since 2002, Mr. Lyons has also served as a managing partner of the Nacio Investment Group, whose holdings included Nacio Systems, Inc., a managed hosting company that provides outsourced infrastructure and communication services for mid-size businesses. Prior to forming the Nacio Investment Group, Mr. Lyons served as Vice President of Acquisitions for Expanets, Inc., a national provider of converged communications solutions. Previously, he was Chairman and Chief Executive Officer of Amnex, Inc., a public company, and held various executive management positions at Walker Telephone Systems, Inc. and Inter-tel, Inc. Mr. Lyons serves on the Board of Directors of DCAP Group, Inc., whose securities are traded on Nasdaq.

The Board of Directors recommends that stockholders vote FOR each of the nominees for the Board of Directors. Please note that proxies cannot be voted for more than two directors.

Board of Directors

We have seven members on our Board of Directors. The current composition of our Board of Directors is as follows:

Name	Age	Served as a Director Since	Positions with the Company

Aaron Dobrinsky	41	1996	Chairman of the Board and Class C Director
Daniel Luis	39	2003	Chief Executive Officer and Class B Director
Alan Docter	61	1996	Class C Director
Joseph Korb	53	1996	Class A Director
Mark Kristoff	44	1998	Class A Director
King Lee	65	2003	Class C Director
David Lyons	56	2004	Class B Director

Aaron Dobrinsky founded GoAmerica in 1996 and has served as our Chairman of the Board since inception. He also served as our President until November 2000 and our Chief Executive Officer until January 2003. Mr. Dobrinsky is currently an executive member of the board of directors of RoomLinX, Inc., a provider of wireless high-speed Internet network solutions to hotels and conference centers, where he also served as Chief Executive Officer from June 2004 through November 1, 2005.

Alan Docter joined our Board of Directors in October 1996 at the time of his initial investment in GoAmerica. Since 1990, Mr. Docter has been an early-stage investor in technology companies, including M.A.I.D. plc (now BrightStation), ViaWeb (sold to Yahoo!), Butterfly V.L.S.I. Ltd. (sold to Texas Instruments) and Invino Corp. (sold to Youth Stream Media Networks). Mr. Docter has served as President of Continental Mining and Metallurgical Corporation since 1991 and as President of CMMC Ventures, Inc. since 1999. He has also served as Vice Chairman of Considar, Inc., an international metals trading company, since 1995. Mr. Docter also serves on the boards of directors of a number of privately held companies.

Joseph Korb joined GoAmerica in 1997 as Executive Vice President and has been a director since October 1996. From May 2002 to March 2004, Mr. Korb served as our Executive Vice Chairman, having served as our President from November 2000 until May 2002. Mr. Korb is currently a principal in three privately held companies that specialize in software solutions and services for embedded systems.

Mark Kristoff joined our Board of Directors in June 1998. Since 1991, Mr. Kristoff has been President and Chief Operating Officer of Considar, Inc., an international metals trading company. Since 1990, Mr. Kristoff also has been an early-stage investor in many technology companies and serves on the boards of directors of a number of privately held companies.

King R. Lee joined our Board of Directors in January 2003. Mr. Lee currently serves as the Managing Partner of Resource Capitalist, LLC, an executive management consulting firm. During his career he has served as the chief executive officer of a number of companies, both public and private. Mr. Lee has spent the last thirteen years doing turnarounds and during that same period Mr. Lee was also the co-founder of Wynd Communications Corp., which became a wholly-owned subsidiary of GoAmerica in June 2000. Mr. Lee served on the board of directors of Wynd Communications Corp. until its acquisition by us. Mr. Lee also serves on the boards of directors of several privately held companies.

For the biographical summaries of our Class B directors, Daniel Luis and David Lyons, see the above list of nominees.

Each Class A director will hold office until the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Each Class C director will hold office until the 2006 Annual Meeting of Stockholders and until his successor is duly elected and qualified. None of the Company’s current directors is related to any other director or to any executive officer of the Company.

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors and on corporate governance reform. Nasdaq has adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. The Board of Directors has determined that Messrs. Docter, Kristoff, Lee and Lyons satisfy the Nasdaq definition of independence.

Compensation of Directors

Non-employee directors serving on our Board of Directors receive a $5,000 per quarter retainer and per meeting fees of $1,000 for each in-person Board meeting attended, and $500 for each telephonic Board meeting attended. Each Audit and Compensation Committee member receives $500 for each Board Committee meeting attended, except when a committee meeting is held reasonably contiguous to a Board meeting. Additionally, each independent director received 3,750 stock options in 2003 (and upon a new director’s election to the Board) and 937 annually each subsequent year that each such director remains on the Board. All future option grants to independent directors shall have an exercise price equal to the fair market value of our Common Stock on the date of grant and generally shall vest at a rate of one-third per year from the date of grant. Each director will be reimbursed by us for reasonable expenses they incur in connection with their participation in our Board meetings.

Committees and Meetings of the Board

The Board of Directors held 11 meetings during 2004. During this period, each incumbent member of the Board of Directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (during the period such person served as a director) and (ii) the total number of meetings held by all Committees of the Board on which each such director served (during the period such director served). The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

Compensation Committee. The Compensation Committee approves salaries and incentive compensation for our executive officers and key employees and administers the Company’s 1999 Stock Plan. The Compensation Committee will also administer GoAmerica’s 2005 Equity Compensation Plan if approved by stockholders. See Proposal 2. In 2004, the Compensation Committee was comprised of Messrs. Docter, Kristoff and Lee, with Mr. Docter serving as Chairman. The Compensation Committee held one meeting during 2004.

Audit Committee. The Audit Committee has been established by GoAmerica’s Board of Directors for the purpose of overseeing the accounting and financial reporting processes of GoAmerica and the audits of the financial statements of the Company. The Audit Committee’s responsibilities include: (i) evaluating, engaging and, if necessary, dismissing the Company’s independent auditors; (ii) reviewing and reporting on the results and scope of their audit findings; (iii) reviewing the Company’s periodic reports filed with the Securities and Exchange Commission; and (iv) monitoring, on a periodic basis, the internal controls of the Company. In 2004, the Audit Committee was comprised of Messrs. Docter, Kristoff and Lee, with Mr. Lee serving as Chairman. The Audit Committee held four meetings during 2004. The Company’s Board of Directors has determined that Mr. Lee constitutes an “audit committee financial expert”, as such term is defined by the Securities and Exchange Commission. The Company’s Common Stock is listed on the NASDAQ Capital Market and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules and under the SEC’s Rule 10A-3.

Nominating Committee. The Nominating Committee was established in July 2000. The Nominating Committee’s responsibilities include recommending to the Board of Directors qualified individuals to serve on the Company’s Board of Directors. In 2004, the Nominating Committee was originally comprised of Messrs. Dobrinsky, Docter and Kristoff, with Mr. Kristoff serving as Chairman. Mr. Lyons replaced Mr. Dobrinsky on the Nominating Committee in November 2004 so that the Nominating Committee consists solely of directors who satisfy Nasdaq’s independence standards. The Nominating Committee met once during 2004.

AUDIT COMMITTEE MATTERS

The following report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Audit Committee Charter. The Audit Committee Charter was attached as Appendix A to GoAmerica’s November 2004 proxy statement.

Independence of Audit Committee Members. The Company’s Common Stock is listed on the NASDAQ Capital Market and the Company is governed by the listing standards applicable thereto. Each of the members of the Audit Committee has been determined to be an “independent director” within the meaning of Securities and Exchange Commission and National Association of Securities Dealers Marketplace rules and regulations.

As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management and financial personnel and the independent auditors, the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting and financial personnel.

Audit Committee Report. In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004:

(1) the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

(2) the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company’s financial reporting process and controls;

(3) the Audit Committee reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationship that may impact their objectivity and independence and satisfied itself as to the auditors’ independence; and

(4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2004 Annual Report on Form 10-K.

By the Audit Committee of the Board of Directors of
GoAmerica, Inc.

King Lee (Chairman)
Alan Docter
Mark Kristoff

Audit Fees

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants, WithumSmith+Brown P.C. (“WithumSmith”), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees. Audit fees billed or expected to be billed to the Company by WithumSmith for the audit of the financial statements included in the Company’s Annual Reports on

Form 10-K, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the years ended December 31, 2004 and 2003 totaled approximately $94,000 and $78,000, respectively.

Audit-Related Fees. The Company was billed approximately $10,000 and $36,000 by WithumSmith for assurance and related services rendered by WithumSmith during the fiscal years ended December 31, 2004 and 2003, respectively, that are not reported under the immediately preceding paragraph.

Tax Fees. The Company was billed approximately $2,000 by WithumSmith for each of the fiscal years ended December 31, 2004 and 2003 for tax services, principally advice regarding the preparation of income tax returns.

All Other Fees. The Company was billed $0 and $0 by WithumSmith for all other services for the fiscal years ended December 31, 2004 and 2003.

Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of the Audited-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of the Company’s principal accountant.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

A representative of WithumSmith is expected to attend the Meeting and to be available to respond to appropriate questions from stockholders.

NOMINATING COMMITTEE MATTERS

Nominating Committee Charter. The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee’s charter is attached as Annex A to this Proxy Statement.

Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace rules.

Procedures for Considering Nominations Made by Stockholders.  The Nominating Committee’s charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that in order for a nomination to be included in GoAmerica’s proxy statement, written notice of the nomination must be delivered to the Secretary of GoAmerica at the principal executive offices of GoAmerica not later than the 120th calendar day before the date of GoAmerica’ proxy statement released to its stockholders in connection with the prior year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, the notice to be timely must be delivered a reasonable time before GoAmerica begins to print and mail its proxy materials. The charter also states that in order for a nomination to be presented at a meeting, without being included in GoAmerica’s proxy materials, the notice to be timely must be delivered at least 150 calendar days prior to the anniversary date of the prior year’s annual meeting. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•
must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations. In connection with the 2005 Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the GoAmerica’s Common Stock for at least one year.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to GoAmerica’s General Counsel and Secretary and should be sent to such individual c/o GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the General Counsel and Secretary’s receipt of such a communication, he or she will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Board members are encouraged, but not required by any specific Board policy, to attend GoAmerica’s annual meeting of stockholders. Three of the members of the Board attended GoAmerica’s 2004 annual meeting of stockholders.

EXECUTIVE OFFICERS

The following table identifies the current executive officers of the Company:

Name	Age	Capacities in Which Serving	In Current Position Since

Daniel R. Luis	39	Chief Executive Officer	2003
Donald G. Barnhart (1)	48	Chief Financial Officer	2004
Jesse Odom (2)	40	Chief Technology Officer	2000
Wayne D. Smith (3)	47	Executive Vice President, General Counsel and Secretary	2005
_________

(1)
Donald Barnhart joined GoAmerica in 1999 and became its Vice President and Controller in 2000. He was appointed Chief Financial Officer in March 2004. Prior to joining GoAmerica, Mr. Barnhart held various finance positions with Bogen Communications (a telecommunications manufacturer) and operated his own accounting and consulting firm. Mr. Barnhart is a CPA in New Jersey.

(2)	Jesse Odom joined GoAmerica in 1996 as Vice President of Network Operations. He was appointed Chief Technology Officer in November 2000.

(3)
Wayne Smith joined GoAmerica in May 2002 as Vice President, General Counsel and was appointed corporate Secretary in November 2003. He was appointed Executive Vice President, General Counsel and Secretary in March 2005. Prior to joining GoAmerica, Mr. Smith held a variety of legal and staff positions with Viacom Inc. (a diversified entertainment company) from 1985 to 2001, most recently serving as Vice President, Corporate Counsel.

None of our executive officers is related to any other executive officer or to any director of the Company. Our executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board of Directors.

  Section 16(a) Beneficial Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a). Based on our review of the copies of such forms received by us or written representations from such reporting persons, each such reporting person filed all of their respective reports pursuant to Section 16(a) on a timely basis during 2004.

  Code of Ethics

GoAmerica maintains a code of ethics applicable to its directors, executive officers and other senior financial personnel. A copy of this code of ethics is posted on our website, accessible at http://www.goamerica.com/Company_info/ethics_execs.php. GoAmerica will furnish (free of charge) a copy of this code of ethics to any person who requests a copy either by calling Investor Relations at (201) 996-1717 or by submitting a written request to Investor Relations at GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601.

EXECUTIVE COMPENSATION

  Summary of Compensation in 2004, 2003 and 2002

The following Summary Compensation Table sets forth, for the years ended December 31, 2004, 2003 and 2002, information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2004, regardless of compensation level, and each other executive officer at the end of 2004 whose aggregate cash compensation approximated $100,000 or more (collectively, the “Named Executives”) during 2004.

	ANNUAL COMPENSATION				LONG-TERM COMPENSATION AWARDS
Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Other Annual Compensation (2) ($)	Securities Underlying Options (#)	All Other Compensation ($)

Daniel R. Luis Chief Executive Officer since Jan. 2003; former President and Chief Operating Officer (May 2002 to Jan. 2003)	2004 2003 2002	229,046 (3) 179,706 (3) 214,571	25,000 -- --	-- -- --	-- -- 8,015	5,593 (4) 3,351 (4) 3,351 (4)

Donald G. Barnhart Chief Financial Officer since March, 2004; Principal Accounting Officer since Sept. 2003	2004 2003 2002	160,115 154,884 120,865		-- -- --	-- -- --	5,500 (4) 3,351 (4) --

Jesse Odom Chief Technology Officer	2004 2003 2002	20,000 -- --		-- -- --	-- -- 3,129	4,361 (4) 7,235 (4) 5,980 (4)

Wayne D. Smith Executive Vice President, General Counsel and Secretary (6)	2004 2003 2002	50,000 (7) -- --		-- -- --	-- -- --	-- -- --

_______________

(1)	Except as otherwise indicated, the bonus awards were earned in the year indicated and were paid in the following year.

(2)
The value of certain personal benefits is not included since the aggregate amount of such compensation did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus for such Named Executives.

(3)	Mr. Luis deferred approximately $35,000 of his base salary until 2004, contingent upon the closing of our March 2004 financing.

(4)	Represents the dollar value of automobile lease payments paid by or on behalf of the Company for the benefit of the Named Executive.

(5)	Mr. Odom deferred approximately $15,000 of his base salary until 2004, contingent upon the closing of our March 2004 financing.

(6)	Mr. Smith joined the Company in May 2002 and was appointed an executive officer in March 2005.

(7)	One half of such bonus amount was paid during 2005.

Option Grants in 2004

The following table provides information with respect to stock options granted to Named Executives during 2004.

					Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term ($)(2)
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year (1)	Exercise or Base Price ($/Sh)	Expiration Date (month/day/year)	5%	10%

Daniel R. Luis	4,375	19.1	$16.00	4/6/2014	$44,023	$111,562
Donald G. Barnhart	3,421	14.9	$16.00	4/6/2014	34,289	87,235
Jesse Odom	3,421	14.9	$16.00	4/6/2014	34,289	87,235
Wayne D. Smith	3,046	13.3	$16.00	4/6/2014	30,650	77,673
__________________________

(1) Based on a total of 22,904 shares subject to options granted to our employees under our plans during 2004.

(2) The Securities and Exchange Commission (the “SEC”) requires disclosure of the potential realizable value or present value of each grant. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent our estimate or projection of our future Common Stock prices. The disclosure assumes the options will be held for the full ten-year term prior to exercise. Such options may be exercised prior to the end of such term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2004 with respect to each of our equity compensation plans:

Plan Category	(a) Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights	(c) Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
Equity Compensation Plans Approved by Stockholders	212,746	$100.42	57,028
Equity Compensation Plans Not Approved by Stockholders	--	--	--
TOTAL (1)	212,746	$100.42	57,028
_________________

(1)	Excludes warrants exercisable at $0.15 per share granted in connection with our March 2004 financing. No shareholder vote was required for such issuances.

On August 3, 1999, we adopted the GoAmerica Communications Corp. 1999 Stock Option Plan. This plan provided for the granting of options to purchase shares of Common Stock. No further options will be granted under the GoAmerica Communications Corp. 1999 Stock Option Plan.

In December 1999, our Board of Directors adopted the GoAmerica, Inc. 1999 Stock Plan (the “Plan”) as a successor plan to the GoAmerica Communications Corp. 1999 Stock Option Plan, pursuant to which 60,000 additional shares of our Common Stock were reserved for issuance to selected employees, non-employee directors and consultants. In May 2001, our stockholders approved an increase in the maximum number of shares issuable under the Plan from 60,000 to 132,809 shares.

Under the terms of the Plan, a committee of our Board of Directors may grant options to purchase shares of our common stock to our employees and consultants at such prices as may be determined by the committee. The Plan provides for award grants in the form of incentive stock options and non-qualified stock options. Options granted under the Plan generally vest over four years and expire after 10 years.

See Proposal 2 for a description of GoAmerica’s 2005 Equity Compensation Plan.

Aggregated Option Exercises in 2004 and Year-End Option Values

The following table presents information concerning the number of stock options held by the Named Executives at December 31, 2004. None of the Named Executives exercised any stock options during 2004 or owned any stock options with an exercise price below $9.84, the closing sale price of one share of the Company’s Common Stock on December 31, 2004.

Number of Shares Underlying Unexercised
Options at Fiscal Year-end (#)

Name	Exercisable	Unexercisable

Daniel R. Luis	11,540	4,893
Donald Barnhart	2,947	2,458
Jesse Odom	7,260	3,039
Wayne D. Smith (1)	2,417	2,097
_____________

(1) Mr. Smith was elected as Executive Vice President, General Counsel and Secretary in March 2005.

 Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Mr. Dobrinsky is a party to an agreement with GoAmerica, effective as of May 6, 2002 and amended as of March 10, 2004, under which he now serves as GoAmerica’s Chairman of the Board, receiving director compensation equal to GoAmerica’s independent directors but receiving no salary. Mr. Dobrinsky received approximately $50,000 in 2004 as partial recoupment of salary foregone in 2003 upon the closing of the March 2004 financing. Mr. Dobrinsky and his family continue to receive health benefits from GoAmerica. In addition, Mr. Dobrinsky is eligible to be a beneficiary of a term life insurance policy in his name, in the face amount of up to $1.0 million, for which GoAmerica would pay the premiums.

Mr. Korb was a party to an agreement with GoAmerica, effective as of May 6, 2002, under which he most recently served as the GoAmerica’s Executive Vice Chairman. Mr. Korb’s employment agreement was terminated as of March 10, 2004 upon completion of the March 2004 financing, at which time he received approximately $50,000 as partial recoupment of salary foregone in 2003.

Mr. Luis is a party to an agreement with GoAmerica, amended and restated as of November 8, 2005, under which he serves as our Chief Executive Officer at an initial base salary of $200,000, subject to annual adjustment and an increase to $225,000 upon GoAmerica achieving specified financial results.

Mr. Odom is a party to an agreement with GoAmerica, amended and restated as of November 8, 2005, under which he serves as GoAmerica’s Chief Technology Officer at an initial base salary of $165,000, subject to annual adjustment and an increase to $185,000 upon GoAmerica achieving specified financial results.

Mr. Barnhart is a party to an agreement with GoAmerica, amended and restated as of November 8, 2005, under which he serves as GoAmerica’s Chief Financial Officer at an initial base salary of $165,000, subject to annual adjustment and an increase to $190,000 upon GoAmerica achieving specified financial results.

Mr. Smith is a party to an agreement with GoAmerica, dated as of November 8, 2005, under which he serves as GoAmerica’s Executive Vice President, General Counsel and Secretary at an initial salary of $165,000, subject to annual adjustment and an increase to $185,000 upon GoAmerica achieving specified financial results.

The Compensation Committee may award any or all of the Named Executives additional bonus payments or option grants in its discretion. The current term of each such agreement or most recent amendment was generally for two years.

In the event any of Messrs. Luis, Odom, Barnhart or Smith is terminated without cause, resigns for good reason (which includes a change of control of the Company) or, in the case of Mr. Luis, is not renominated to GoAmerica’s board of directors, he shall be entitled to receive one year's salary as severance. Each of Messrs. Luis, Odom, Barnhart and Smith also receive up to $750 per month in automobile allowances and will be reimbursed for additional automobile expenses incurred in connection with their duties. Each employment agreement also contains certain invention assignment and confidentiality provisions and also requires that GoAmerica maintain standard directors and officers insurance of no less than $10.0 million.

GoAmerica requires all employees to sign an agreement pursuant to which they agree to maintain the confidentiality of our proprietary information, to assign any inventions to us, and to agree not to solicit our customers, suppliers or employees away from us.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Messrs. Docter (Chairman), Kristoff and Lee. None of these individuals are or were at any time officers or employees of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent purpose) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

No interlocking relationship exists between our board of directors or Compensation Committee and the board of directors or compensation committee of any other company.

Performance Graph

The following line graph compares the cumulative total stockholder return on our Common Stock with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Dow Jones U.S. Wireless Communications Index for the period beginning on April 7, 2000, the date on which the Securities and Exchange Commission declared effective our Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act, and ending on the last day of our last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in market price.

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG GOAMERICA, INC., NASDAQ MARKET INDEX AND THE DJ US MOBILE TELECOMMUNICATIONS INDEX

125
100
75
50
25
0
DOLLARS
4/07/2000
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
GoAmerica, Inc.
DJ US Mobile Telecommunications
NASDAQ Market Index

ASSUMES $100 INVESTED ON APRIL 7, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2004

	FISCAL YEAR ENDING
COMPANY/INDEX/MARKET	4/07/2000	12/29/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004

GoAmerica Incorporated	100.00	33.59	14.19	1.81	2.31	.77
DJ US Mobile Telecommunications	100.00	44.56	34.79	13.98	21.01	30.41
NASDAQ Market Index	100.00	55.34	42.52	29.66	44.59	48.34

Compensation Committee Report On Executive Compensation

The following report is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

The Compensation Committee has furnished the following report:

The Company’s executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum performance by aligning the executives’ interest with that of stockholders by basing a portion of compensation on corporate performance.

The Compensation Committee reviews and determines base salary levels for executive officers of the Company on an annual basis and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Additionally, the Compensation Committee makes grants under and administers all of the Company’s stock option and stock purchase plans.

The Company’s executive officer compensation program is comprised of base salary, discretionary annual cash and/or stock bonuses, stock options, automobile and other expense allowances, and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

Bonuses are paid on an annual basis and are discretionary. The amount of bonus, if any, is based on criteria designed to effectively measure a particular executive’s attainment of goals that relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and the executive’s individual performance in achieving the results.

The stock option program is designed to relate executives’ and certain middle managers’ and other key personnel’s long-term interests to stockholders’ long-term interests and therefore are typically granted upon commencement of employment. In general, stock option awards are granted if warranted by the Company’s growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

In the spring of 2005, the Compensation Committee retained an independent compensation consultant to assist in evaluating both executive officer and outside director compensation. After reviewing the consultant’s recommendations, the Company entered into new employment agreements with its executive officers. See “Employment Agreements, Termination of Employment and Change-in-Control Arrangements”.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Chief Executive Officer and four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the deduction limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company’s stockholders, after taking into consideration changing business conditions and the performance of employees.

By the Compensation Committee of the Board of Directors of GoAmerica, Inc.

Alan Docter (Chairman)
Mark Kristoff
King Lee

  Security Ownership of Certain Beneficial Owners and Management

  Common Stock

The following table sets forth certain information, as of October 31, 2005, with respect to holdings of our Common Stock by (i) each person known by us to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, based on currently available Schedules 13D and 13G filed with the SEC, (ii) each of our directors and Named Executives, and (iii) all directors and officers as a group. Unless otherwise indicated, the address for the individuals below is that of the Company: GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class (2)

Directors and Named Executives:
Donald Barnhart	4,367	(3)	*
Aaron Dobrinsky	43,445	(4)	2.1
Alan Docter	5,321	(5)	*
Joseph Korb	13,172	(6)	*
Mark Kristoff	6,718	(7)	*
King Lee	4,800	(8)	*
Daniel R. Luis	13,541	(9)	*
David Lyons	5,000	(10)	*
Jesse Odom	8,577	(11)	*
Wayne D. Smith	3,349	(12)	*
All directors and officers as a
group (10 persons)	107,669	(13)	5.0

_________________
*	Less than one percent.

(1)
Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(2)
Applicable percentage of ownership is based on an aggregate of 2,093,451 shares of Common Stock outstanding on October 31, 2005, plus any then exercisable stock options held by each such holder, plus options which will become exercisable by such holder within 60 days after October 31, 2005.

(3)	Includes approximately 4,018 shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

(4)
Includes five shares held for the benefit of Mr. Dobrinsky’s minor children. Mr. Dobrinsky has voting and dispositive power with respect to such shares. Also includes approximately 7,117 shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

(5)	Represents approximate number of shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

(6)	Includes approximately 6,190 shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

(7)	Includes approximately 5,321 shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

(8)
Includes approximately 4,179 shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date. Also includes 584 shares held by the Lee Living Trust, of which Mr. Lee is a co-trustee, but not a beneficiary. Also includes 37 shares of Common Stock underlying warrants which are immediately exercisable held by the Lee Living Trust.

(9)	Includes approximately 13,513 shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

(10)	Represents approximate number of shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

(11)	Represents approximate number of shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

(12)	Includes approximately 3,224 shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

(13)	Includes approximately 62,461 shares of Common Stock underlying options which are exercisable as of October 31, 2005, or within 60 days after such date.

  Certain Relationships and Related Transactions

There have been no transactions involving any of Messrs. Docter, Kristoff or Lee or any other insiders to be disclosed since January 1, 2004 under the heading “Compensation Committee Interlocks and Insider Participation” or otherwise. The Company entered into a services agreement with David Lyons as of January 1, 2005 to provide certain consulting services for up to six months; Mr. Lyons will not receive compensation in excess of $60,000 in the aggregate during 2005 under such agreement.

PROPOSAL 2

APPROVAL OF THE 2005 EQUITY COMPENSATION PLAN

General

On November 8, 2005, the Board of Directors adopted the GoAmerica, Inc. 2005 Equity Compensation Plan (the “Plan”), subject to the approval of the stockholders of GoAmerica.

The Plan permits the grant of stock options, stock purchase rights and restricted and unrestricted stock awards to officers, employees, directors and consultants of GoAmerica and its subsidiaries.

The general purpose of the Plan is to provide an incentive to our officers, employees, directors and consultants, including officers, employees, directors and consultants of any of our subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options and other equity awards promotes continuity of management, increases incentive and personal interest in the welfare of GoAmerica by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success, and enhances our ability to attract and retain officers, employees, directors and consultants who are in a position to make significant contributions to our success.

  Description of the Equity Compensation Plan

The following description of the principal terms of the Plan is qualified in its entirety by the full text of the Plan, which is attached as Annex B hereto.

Administration. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors consisting of not less than two members of the Board who qualify as both non-employee directors and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Types of Options and other Awards. The Plan authorizes the Committee to grant options (“Options”) that are “incentive stock options” within the meaning of Section 422 of the Code (“ISOs”), options that are not intended to meet the requirements of Section 422 of the Code (“Nonstatutory Options”), or a combination of both. In addition, the Plan authorizes the Committee to grant Stock Purchase Rights (“Rights”), and Restricted and Unrestricted Stock Awards (“Awards”).

Eligibility. All officers, employees, consultants and directors of GoAmerica and its subsidiaries are eligible to receive grants of Options, Rights and Awards under the Plan (approximately 40 persons as of November 1, 2005). However, non-employee directors may not receive grants of ISOs.

Shares Subject to the Plan. Subject to customary adjustments for stock splits, stock dividends or similar transactions, the aggregate number of shares of Common Stock available for issuance in connection with Options, Rights and Awards granted under the Plan will initially be 400,000. Upon the closing of the mergers with Hands On, the aggregate number of shares of Common Stock authorized under the Plan will increase to 800,000. In addition, the aggregate number of shares of Common Stock authorized under the Plan will automatically be increased, but not decreased, to a number that is equal to nineteen percent (19%) of the number of shares of Common Stock outstanding on each December 31, beginning with December 31, 2006.

If any Option or Right granted under the Plan terminates without having been exercised in full or if any Award is forfeited, the number of shares of Common Stock as to which such Option or Right was not exercised or Award has been forfeited shall be available for future grants under the Plan. No officer, employee, director or consultant may receive Options, Rights or Awards of or relating to more than 100,000 shares of Common Stock in the aggregate in any year. All of the shares of Common Stock authorized for issuance under the Plan may be granted as ISOs.

Terms and Conditions of Options. The Committee determines the exercise price of Options granted under the Plan. The Committee may determine the exercise price of Nonstatutory Options at the time of grant; provided, however, that the exercise price of an ISO must be at least equal to the fair market value per share of Common Stock (or 110% of fair market value in the case of an ISO granted to a ten-percent stockholder) issuable upon exercise of the Option at the time the ISO was granted. If, on the date of grant, the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value shall generally be the closing sale price for the last trading day before the date of grant. If no such prices are available, the fair market value shall be determined in good faith by the Committee. On November 1, 2005, the closing sale price of a share of Common Stock on the Nasdaq Capital Market was $5.20.

No Option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options issued under the Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. Unless otherwise designated by the Committee, Options will become exercisable as to 25% of the shares of Common Stock subject to the Option on the first anniversary of the date of grant, and as to 1/36 of the shares covered by the Option for each month of service thereafter. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

Generally, the option price may be paid (a) in cash or by certified check, (b) through delivery of shares of Common Stock having a fair market value equal to the purchase price, or (c) a combination of these methods. The Committee may also permit cashless exercises.

No Option may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime, an Option may be exercised only by the recipient. Unless otherwise provided by the Committee, Options that are exercisable at the time of a recipient’s termination of service with GoAmerica will continue to be exercisable for three months thereafter (twelve months if the optionee terminates employment or service with GoAmerica due to death or disability). However, unless otherwise provided by the Committee, if the optionee’s employment or service is terminated for cause, then his or her Options shall not be exercisable following the effective date of such termination.

Stock Purchase Rights. Stock Purchase Rights may be granted by the Committee either alone, or in tandem with, other Options or Awards under the Plan. A Stock Purchase Right allows a recipient to purchase a share of Common Stock at a price determined by the Committee. Unless otherwise determined by the Committee, GoAmerica shall have the right to repurchase the shares of Common Stock acquired upon exercise of the Stock Purchase Right upon the recipient’s termination of service for any reason before the vesting conditions established by the Committee have been satisfied. Unless otherwise determined by the Committee, GoAmerica’s right of repurchase will lapse as to 25% of the purchased shares on the first anniversary date of the date of grant and will lapse as to 1/36 of the remaining purchased shares each month thereafter. Upon exercise of a Stock Purchase Right, the purchaser will have all of the rights of a shareholder with respect to the shares of Common Stock acquired thereby.

Stock Purchase Rights may not be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime, a purchase grant may be exercised only by the recipient. Unless otherwise determined by the Committee, if a recipient’s employment or consulting relationship terminates for any reason, all Stock Purchase Rights held by the recipient will automatically terminate.

Stock Awards. The Committee may also grant Restricted or Unrestricted Stock Awards under the Plan. Under a Restricted Stock Award, shares of Common Stock that are the subject of the Award are generally subject to forfeiture to the extent that the recipient terminates service with GoAmerica prior to the Award having vested or if the performance goals established by the Committee as a condition of vesting are not achieved. Unless otherwise determined by the Committee, 25% of the shares subject to a Restricted Stock Award will vest on the first anniversary date of the date of grant and as to 1/36 of the remaining shares each month thereafter. Shares of Common Stock subject to a Restricted Stock Award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the Award unless and until the applicable restrictions lapse. Unless otherwise determined by the Committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. Unrestricted Stock Awards are grants of shares of Common Stock that are not subject to forfeiture.

The Committee may grant Awards that are subject to the satisfaction of performance goals specified by the Committee. If Awards are intended to satisfy the conditions for deductibility under Section 162(m) of the Code as “performance-based compensation,” the Committee may determine the performance criteria from among the following, which may be applied to GoAmerica as a whole, or to an individual recipient, or to a department, unit, division or function within GoAmerica or an affiliate, and they may apply on a pre- or post-tax basis, either alone or relative to the performance of other businesses or individuals (including industry or general market indices): (a) earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends) before or after interest and taxes or before or after interest, taxes, depreciation, and amortization; (b) gross or net revenue or changes in annual revenues; (c) cash flow(s) (including either operating or net cash flows); (d) financial return ratios; (e) total stockholder return, stockholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price, or share price appreciation; (f) earnings growth or growth in earnings per share; (g) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (h) adjusted pre-tax margin; (i) pre-tax profits; (j) operating margins; (k) operating profits; (l) operating expenses; (m) dividends; (n) net income or net operating income; (o) growth in operating earnings or growth in earnings per share; (p) value of assets; (q) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (r) aggregate product price and other product measures; (s) expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions; (t) reduction of losses, loss ratios or expense ratios; (u) reduction in fixed costs; (v) operating cost management; (w) cost of capital; (x) debt reduction; (y) productivity improvements; (z) average inventory turnover; or (aa) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures.

Effect of Certain Corporate Transactions. In the event that GoAmerica merges or consolidates with another corporation, or in the event of an exchange of substantially all of the outstanding stock of GoAmerica for shares of another entity in which shareholders of GoAmerica will own less than 50% of the voting shares of the surviving entity, or if GoAmerica sells substantially all of its assets, then, unless otherwise provided by the Committee in a grantee’s option or award agreement, each outstanding Option, Right and Award may be assumed by the successor corporation or an equivalent option, right or award will be substituted by the successor. If, however, the successor does not assume the Options, Rights and Awards or substitute equivalent options, rights and awards, then each Option and Right shall become exercisable for a period of at least fifteen (15) days prior to the effective date of such transaction and GoAmerica’s right of repurchase with respect to shares covered by all outstanding Stock Purchase Rights and all restrictions with respect to Restricted Stock Awards will lapse. Any Options and Rights that are not exercised during such fifteen (15) day period shall terminate at the end of such period.

Amendment, Termination. The Plan may be amended or terminated at any time by the Board, except that no amendment may be made without shareholder approval if such approval is required by applicable law, and no amendment or revision may alter or impair an outstanding Option, Right or Award without the consent of the holder thereof.

Term of the Plan. The Plan has a term of ten years measured from the date of its adoption by the Board. Accordingly, no grants may be made under the Plan after November 8, 2015, but the Plan will continue thereafter while previously granted Options, Rights and Awards remain outstanding.

  Federal Income Tax Consequences

FOLLOWING IS A SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF OPTION AND OTHER GRANTS UNDER THE PLAN. RECIPIENTS OF OPTIONS, RIGHTS AND AWARDS GRANTED UNDER THE PLAN ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS BEFORE EXERCISING AN OPTION, RIGHT OR AWARD OR DISPOSING OF ANY STOCK RECEIVED PURSUANT TO THE EXERCISE OF AN OPTION, RIGHT OR AWARD. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE CODE AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE AND DOES NOT ADDRESS STATE, LOCAL OR OTHER TAX LAWS.

Circular 230 Disclaimer: Nothing contained in this discussion of certain federal income tax considerations is intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Code or (ii) promoting, marketing, or recommending to another party any transactions or tax-related matters addressed herein.

  Treatment of Options

The Code treats ISOs and Nonstatutory Options differently. However, as to both types of Options, no income will be recognized to the optionee at the time of the grant of the Options under the Plan, nor will GoAmerica be entitled to a tax deduction at that time.

Generally, upon exercise of a Nonstatutory Option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. GoAmerica will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. GoAmerica will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a Nonstatutory Option, tenders shares of Common Stock of GoAmerica in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an ISO and the tender is within two years from the date of grant or one year after the date of exercise of the ISO, the tender will be a disqualifying disposition of the shares acquired upon exercise of the ISO.

For ISOs, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years form the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, GoAmerica will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an ISO, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an ISO could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an Option exceeds the exercise price of the Option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

  Treatment of Stock Awards and Stock Purchase Rights

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or GoAmerica upon the grant of shares that are the subject of a Restricted Stock Award (“Restricted Shares”) or that are received, subject to restrictions, upon exercise of a Stock Purchase Right. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the recipient will recognize ordinary income and GoAmerica generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the Restricted Shares are received, the recipient will recognize an amount of ordinary income at the time of the receipt of the Restricted Shares, and GoAmerica generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of a Unrestricted Stock Award will recognize ordinary income, and GoAmerica generally will be entitled to a corresponding deduction, equal to the fair market value of the Common Stock at the time the Award is made.

  Potential Limitation on Company Deductions

Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to Options granted in the future under the Plan, when combined with all other types of compensation received by a covered employee from GoAmerica, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of at least two “outside directors”; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

  Tax Withholding

GoAmerica, as and when appropriate, shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an Award of shares of Common Stock to pay any federal, state or local taxes required by law to be withheld.

  Equity Grants

The grant of Options, Rights and Awards under the Plan is discretionary, and GoAmerica cannot determine now the number or type of Options, Rights or Awards to be granted in the future to any particular person or group.

The following Options have been granted to the following persons and groups under the GoAmerica, Inc. 1999 Stock Plan and remain outstanding:

Optionee	No. of Options Granted
Named Executive Officers:

Daniel R. Luis	16,516
Donald G. Barnhart	5,406
Jesse Odom	10,301
Wayne D. Smith	4,516

All Current Executive Officers as a Group	36,739
All Current Directors who are not Executive Officers as a Group	40,451

Each Director Nominee:

Daniel R. Luis (see “Named Executive Officers” above)	--
David Lyons	10,000

Each Associate of any of such Directors, Executive Officers or Nominees	0
Each Other Person Who Received or is to Receive 5% of Options Under Stock Option Plan	0
All Employees, Including all Current Officers Who are Not Executive Officers, as a Group	13,807

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our Common Stock is present and voting, either in person or by proxy, is required for approval of Proposal 2.

The Board of Directors Recommends a Vote FOR
Adoption of the 2005 Equity Compensation Plan.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the Company’s 2006 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its offices at 433 Hackensack Avenue, Hackensack, New Jersey 07601, not later than July 22, 2006.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to have provided advanced notice of such proposal to the Company at the aforementioned address not later than June 22, 2006.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder notifies the Company in a time or manner inconsistent with the Company’s by-laws of an intent to present a proposal at the Company’s 2006 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Company’s proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

GOAMERICA, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON NOVEMBER 8, 2005, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO INVESTOR RELATIONS DEPARTMENT, GOAMERICA, INC., 433 HACKENSACK AVENUE, HACKENSACK, NEW JERSEY 07601. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at 433 Hackensack Avenue, Hackensack, New Jersey 07601, or call us at (201) 996-1717. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors

/s/ Daniel R. Luis
Daniel R. Luis
Chief Executive Officer

Hackensack, New Jersey
November 15, 2005

ANNEX A

GOAMERICA, INC.

NOMINATING COMMITTEE CHARTER

Purposes of the Nominating Committee

The purposes of the Nominating Committee are:

•	to consider proposals made by stockholders and others to nominate specific individuals to the board of directors of GoAmerica, Inc. (the “Company”);

•	to identify qualified individuals for membership on such board (the “Board”) ; and

•	to recommend to the Board the director nominees for election at each annual meeting of stockholders and at each other meeting of stockholders at which directors are to be elected.

Membership of the Nominating Committee

The Nominating Committee:

•	shall consist of not less than three members of the Board, the exact number to be established by the board of directors from time to time;

•	shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company; and

•	shall consist solely of members who are appointed by, and who may be removed by, the Board.

Criteria for Nomination to the Board of Directors

Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee’s opinion, satisfy the following criteria (the “Minimum Criteria”) together with such other criteria as shall be established by the Nominating Committee:

•	such nominee shall satisfy any legal requirements applicable to members of the Board;

•	such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	such nominee shall have a reputation for honesty and ethical conduct;

•	such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and

•
such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Procedures to be Followed with Respect to the Submission of Names for Consideration by the Nominating Committee.

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. In order for a nomination to be included in the Company’s proxy statement, written notice of the nomination must delivered to the Secretary of the Company at the principal executive offices of the Company not later than the 120th calendar day before the date of the Company’s proxy statement released to its stockholders in connection with the prior year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, the notice to be timely must be delivered a reasonable time before the Company begins to print and mail its proxy materials. In order for a nomination to be presented at an annual meeting, without being included in the Company’s proxy materials, the notice to be timely must be delivered at least 150 calendar days prior to the anniversary date of the prior year’s annual meeting. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The nomination notice must set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

In the event that a director is to be nominated at a special meeting of stockholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

The Nominating Committee may, but shall not be required to, develop other procedures (the “Additional Procedures”) designed to supplement the Minimum Procedures.

Processes to be Followed in Considering Candidates

Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by stockholders.

There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

The Nominating Committee shall:

•	determine whether other criteria (the “Additional Criteria”), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

•	take into account a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the board of directors;

•	determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

•	annually review the size, composition and needs of the Board and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of stockholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of stockholders;

•	consider director candidates submitted by stockholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

•	annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

ANNEX B

GOAMERICA, INC.

2005 EQUITY COMPENSATION PLAN

1.     Purposes of the Plan. The purposes of this GoAmerica, Inc. 2005 Equity Compensation Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and any Affiliate. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights, Stock Awards and Unrestricted Shares may also be granted under the Plan.

2.     Definitions. As used herein, the following definitions shall apply:

“Administrator” means the committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” means any Parent and/or Subsidiary.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means an Option, a Stock Purchase Right, a Stock Award and/or the grant of Unrestricted Shares.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise specifically provided in the Participant’s Option Agreement, Restricted Stock Purchase Agreement or Stock Award Agreement, a finding by the Administrator that the Participant’s employment or service with the Company or any Affiliate was terminated due to one or more of the following: (i) the Participant’s performance of duties in an incompetent manner; (ii) the Participant’s commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material way; (iii) the Participant’s gross negligence; (iv) the Participant’s violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Participant’s disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Participant’s duties; (vi) actions by the Participant that are clearly contrary to the best interests of the Company and/or its Affiliates; (vii) the Participant’s conviction of a crime constituting a felony or any other crime involving moral turpitude, or no conviction, but the substantial weight of credible evidence indicates that the Participant has committed such a crime; (viii) the Participant’s use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Participant’s duties; or (ix) any other act or omission which in the determination of the Administrator is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Participant has entered into a written employment or service agreement with the Company that specifies the conditions or circumstances under which the Participant’s service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether “Cause” shall have occurred for purposes of this Plan.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” means GoAmerica, Inc., a Delaware corporation.

“Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity, other than an Employee or a Director.

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or an Affiliate. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute “employment” by the Company.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Purchase Right grant, Stock Award grant or grant of Unrestricted Shares. The Notice of Grant applicable to Stock Options shall be part of the Option Agreement.

“Option” means a stock option granted pursuant to the Plan.

“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

“Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

“Parent” means a “parent corporation” of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” shall mean any Service Provider who holds an Option, a Stock Purchase Right, Restricted Stock, a Stock Award or Unrestricted Shares granted or issued pursuant to the Plan.

“Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

“Restricted Stock Purchase Agreement” means a written agreement between the Company and an Optionee evidencing the terms and restrictions applicable to stock purchased under a Stock Purchase Right. Each Restricted Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

“Stock Award” means an Award of Shares pursuant to Section 12 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award.

“Stock Award Shares” means Shares subject to a Stock Award.

“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.

“Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

“Subsidiary” means a "subsidiary corporation" of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

3.     Stock Subject to the Plan. Subject in all cases to Section 15 of the Plan, the number of Shares subject to the Plan shall be governed by this Section 3. The initial maximum number of Shares of Common Stock that may be issued under the Plan shall be 400,000; provided, however, that the maximum number of Shares available under the Plan shall automatically be increased to 800,000 upon the consummation of the Company’s mergers with Hands On Video Relay Services, Inc. and Hands On Sign Language Services, Inc.; provided further, however, that the maximum number of Shares available under the Plan shall be automatically increased to an amount that is equal to nineteen percent (19%) of the Shares of Common Stock outstanding on any December 31, beginning on December 31, 2006; and provided further, however, that the foregoing formula shall never result in a decrease in the maximum number of Shares of Common Stock available for issuance under the Plan. For purposes of the foregoing limitation, the Shares of Common Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of Shares of Common Stock available for issuance under the Plan. All Shares of Common Stock that may be issued under the Plan shall be available for grant as Incentive Stock Options. Notwithstanding the foregoing, Options with respect to no more than 100,000 Shares of Common Stock may be granted to any one individual Participant during any one (1) calendar year period. Common Stock to be issued under the Plan may be either authorized and unissued Shares or Shares held in treasury by the Company.

4.     Administration of the Plan.

(a) Administration. The Plan shall be administered by a committee of the Board comprised of two or more “outside directors” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

(b) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options, Stock Purchase Rights, Stock Awards and Unrestricted Shares may be granted hereunder;

(iii) to determine the number of Shares of Common Stock to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Restricted Stock Purchase Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Purchase Right or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(ix) to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(x) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

(xi) to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all holders of Awards and Restricted Stock. Neither the Administrator nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

5.     Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, Stock Awards and Unrestricted Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

6.     Limitations.

(a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Affiliate. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee's relationship as a Service Provider with the Company or any Affiliate, nor shall they interfere in any way with the Participant's right or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause.

7.     Term of the Plan. Subject to Section 22 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 18 of the Plan.

8.     Term of Options. The term of each Option shall be stated in the applicable Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9.     Option Exercise Price; Exercisability.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator; provided, however, that the per Share exercise price of a Nonstatutory Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant as (determined by the Administrator in good faith) in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction.

(b) Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

10.     Exercise of Options; Consideration.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement; provided, however, that unless otherwise determined by the Administrator, each Option shall vest and become exercisable as to 25% of the Shares subject to such Option on the first anniversary of its date of grant, and as to 1/36th of the remaining Shares subject to such Option each full month thereafter. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than as a result of the Optionee's death, Disability or termination for Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Affiliate be considered a termination of employment; provided, however, that if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Options three months after the date of such cessation.

(c) Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

(d) Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death (but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e) Termination for Cause. Unless otherwise provided in a Service Provider’s Option Agreement, if a Service Provider’s relationship with the Company is terminated for Cause, then such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination.

(f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) consideration received by the Company under a cashless exercise program permitted by the Administrator;

(v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

(vi) any combination of the foregoing methods of payment; or

(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.     Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options or other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant and/or a Restricted Stock Purchase Agreement in the form determined by the Administrator, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that unless otherwise determined by the Administrator, the restrictions shall lapse as to 25% of the Shares subject to such Restricted Stock Purchase Agreement on the first anniversary of its date of grant, and as to 1/36th of the remaining Shares subject to such Restricted Stock Purchase Agreement each full month thereafter.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

12.     Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider, as defined herein, subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

(a) At the time a Stock Award is made, the Administrator shall establish a vesting period (the "Restricted Period") applicable to the Stock Award Shares subject to such Stock Award. Subject to the right of the Administrator to establish a different Restricted Period, the Restricted Period of a Stock Award shall lapse as follows: the restrictions shall lapse as to 25% of the Shares subject to such Stock Award on the first anniversary of its date of grant, and as to 1/36th of the remaining Shares subject to such Stock Award each full month thereafter. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b) The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee's benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)  Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 12.

(d) Any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee voluntarily terminates employment with the Company or its Affiliates or resigns or voluntarily terminates his consultancy arrangement or directorship with the Company or its Affiliates, or if the Stock Awardee's employment or consultancy arrangement or directorship is terminated for Cause prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Stock Award Shares. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan. If the Stock Awardee's employment, consultancy arrangement or directorship terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise.

(e)  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.

13.     Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:

(a) The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

(b) The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

14.     Non-Transferability. Unless determined otherwise by the Administrator, an Option and Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares of Restricted Stock and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

15.     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right and Stock Award, the number of Shares of Restricted Stock outstanding and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights or Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right, Restricted Stock Purchase Agreement or Stock Award, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee and holder of Stock Purchase Rights as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option and for a holder of a Stock Purchase Right to exercise his or her Stock Purchase Right until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right or applicable to any Stock Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Change of Control”), then, absent a provision to the contrary in any particular Option Agreement or Stock Award (in which case the terms of such Option Agreement or Stock Award shall supercede each of the provisions of this Section 15(c) which are inconsistent with such Option Agreement or Stock Award), each outstanding Option, Stock Purchase Right and Stock Award shall be assumed or an equivalent option, right or award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a Parent or a Subsidiary of the successor corporation has refused to assume or substitute an equivalent option, right or award for each outstanding Option, Stock Purchase Right and Stock Award, the Optionees shall fully vest in and have the right to exercise each outstanding Option and Stock Purchase Right as to all of the Optioned Stock covered thereby, including Shares which would not otherwise be vested or exercisable, and all vesting periods under Stock Awards shall be deemed to have been satisfied. In the event of a Change of Control, then, absent a provision to the contrary in any particular Restricted Stock Purchase Agreement (in which case the terms of such Restricted Stock Purchase Agreement shall supercede each of the provisions of this Section 15(c) which are inconsistent with such Restricted Stock Purchase Agreement), all vesting periods under Restricted Stock Purchase Agreements shall be deemed to have been satisfied. If an Option and/or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all Optionees that all outstanding Options and Stock Purchase Rights shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options and Stock Purchase Rights that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options and Stock Purchase Rights shall be considered assumed if, following the consummation of the Change of Control, the Option and Stock Purchase Right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

16.     Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superceded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.

17.     Date of Grant. The date of grant of an Option, Stock Purchase Right, Stock Award or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, Stock Award or Unrestricted Share, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

18.     Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and the Administrator, which agreement must be in writing and signed by the grantee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.     Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Purchase Right unless such grant or the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the grant of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Purchase Right, the Company may require the person receiving such Award or exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Additional Conditions. The Administrator shall have the authority to condition the grant of any Award or rights under any Restricted Stock Purchase Agreement in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future.

(d) Trading Policy Restrictions. Option and Stock Purchase Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

20.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.     Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. Notwithstanding any provision in the Plan to the contrary, any exercise of an Option or Stock Purchase Right granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 22 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 22.

23.     Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

24.     Governing Law. This Plan shall be governed by the laws of the state of Delaware, without regard to conflict of law principles.

GOAMERICA, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Daniel R. Luis and Wayne D. Smith, and each of them, his or her true and lawful agent and proxy, with full power of substitution in each, to represent and to vote on behalf of the undersigned, all of the shares of GoAmerica, Inc. (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey at 10:00 a.m., local time, on December 13, 2005, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the Board’s nominees for Class B Director and FOR approval of the Company’s 2005 Equity Compensation Plan.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOAMERICA, INC.
433 HACKENSACK AVENUE
HACKENSACK, NJ 07601

VOTE BY INTERNET - WWW.PROXYVOTE.COM

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to GoAmerica, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
GOAMERICA, INC.

December 13, 2005

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

GOAMR1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOAMERICA, INC.

1. ELECTION OF CLASS B DIRECTORS:

For	Withhold	For All Except
[_]	[_]	[_]	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Nominees: 01) Daniel R. Luis                  02) David Lyons               _____________________

2. APPROVAL OF THE 2005 EQUITY COMPENSATION PLAN:
FOR [_]     AGAINST [_]     ABSTAIN [_]

3. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

If you plan to attend the Annual Meeting,
please check the box to the right.            [_]

UNLESS OTHERWISE SPECIFIED IN THE SPACES OR SQUARES PROVIDED, THIS PROXY WILL BE VOTED FOR THE BOARD’S NOMINEES FOR DIRECTOR AND FOR APPROVAL OF THE 2005 EQUITY COMPENSATION PLAN.

Dated: ____________________________________________, 2005

Signature:  ______________________________________

(Signature if held jointly)______________________________

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE